UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 25, 2012

WELLESLEY BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-35352	45-3219901
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Central Street, Wellesley, Massachusetts 02482
(Address of principal executive offices) (Zip Code)

(781) 235-2550
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2012, Wellesley Bancorp, Inc. (the “Company”) and its wholly owned subsidiary, Wellesley Bank (the “Bank”), entered into an amended and restated three-year employment agreement with Thomas J. Fontaine, the President and Chief Executive Officer of the Company and the Bank.  Also on January 25, 2012, the board of directors of the Bank adopted the Wellesley Bank Supplemental Executive Retirement Plan and the Wellesley Bank Employee Severance Compensation Plan.  The material terms of the above-stated agreement and plans were previously disclosed in the Company’s Registration Statement on Form S-1 (File No. 333-176764), as declared effective by the U.S. Securities and Exchange Commission on November 14, 2011.

Item 9.01   Financial Statements and Exhibits.

       (d)Exhibits

      Number      Description

10.1 Employment Agreement, dated January 25, 2012, by and among Wellesley Bancorp, Inc., Wellesley Bank and Thomas J. Fontaine

10.2 Wellesley Bank Supplemental Executive Retirement Plan, dated January 25, 2012.

10.3 Wellesley Bank Employee Severance Compensation Plan, dated January 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WELLESLEY BANCORP, INC.

Date: January 25, 2012	By:	/s/ Thomas J. Fontaine
Thomas J. Fontaine
President and Chief Executive Officer